INDUSTRIAL LOGISTICS PROPERTIES TRUST June 2024 309 Dulty’s Lane Burlington, NJ 633,836 Square Feet ILPT Ownership: 100% INVESTOR PRESENTATION Exhibit 99.1

2 INDUSTRIAL LOGISTICS PROPERTIES TRUST This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: demand for ILPT’s assets; ILPT’s future leasing activity and pipeline; and an implied assumption that ILPT and/or Mountain JV will exercise their options to extend the maturity date of their respective loans. Forward-looking statements reflect ILPT’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause ILPT’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause its actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: ILPT’s ability to reduce its leverage, generate cash flow and take advantage of mark-to-market leasing opportunities; whether ILPT's tenants will renew or extend their leases or whether ILPT will obtain replacement tenants on terms as favorable to it as the terms of its existing leases; ILPT's ability to successfully compete for tenancies, the likelihood that the rents it realizes will increase when ILPT renews or extends its leases, enters new leases, or its rents reset at ILPT’s properties in Hawaii; ILPT’s ability to cost-effectively raise and balance its use of debt or equity capital; ILPT’s ability to purchase cost effective interest rate caps; non-performance by the counterparties to its interest rate caps; ILPT’s ability to pay interest on and principal of its debt; ILPT’s ability to maintain sufficient liquidity; demand for industrial and logistics properties; ILPT’s ability and the ability of its tenants to operate under unfavorable market and commercial real estate industry conditions, due to high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, emerging technologies, volatility in the public equity and debt markets, pandemics, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization; ILPT's ability to maintain high occupancy at its properties; ILPT's tenant and geographic concentrations; ILPT’s tenants’ ability and willingness to pay their rent obligations to ILPT; the credit qualities of ILPT’s tenants; changes in the security of cash flows from ILPT’s properties; potential defaults of its leases by its tenants; whether the industrial and logistics sector and the extent to which ILPT’s tenants’ businesses are critical to sustaining a resilient supply chain and that ILPT’s business will benefit as a result; ILPT’s ability to pay distributions to its shareholders and to increase or sustain the amount of such distributions; ILPT’s ability to sell properties at prices it targets; ILPT’s ability to complete sales without delay, or at all, at existing agreement terms; ILPT’s ability to prudently pursue, and successfully and profitably complete, expansion and renovation projects at its properties and to realize its expected returns on those projects; ILPT’s expected capital expenditures and leasing costs, as well as risks and uncertainties regarding the development, redevelopment or repositioning of ILPT’s properties, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits, ILPT’s ability to lease space at these properties at targeted returns and volatility in the commercial real estate markets; ILPT’s ability to sell additional equity interests in, or contribute additional properties to, its existing joint ventures, to enter into additional real estate joint ventures or to attract co-venturers and benefit from its existing joint ventures or any real estate joint ventures ILPT may enter into; ILPT's ability to acquire properties that realize its targeted returns; the ability of ILPT’s manager, The RMR Group LLC, or RMR, to successfully manage it; changes in environmental laws or in their interpretations or enforcement as a result of climate change or otherwise, or ILPT’s incurring environmental remediation costs or other liabilities; competition within the commercial real estate industry, particularly for industrial and logistics properties in those markets in which ILPT’s properties are located; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; limitations imposed by and ILPT’s ability to satisfy complex rules to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes; actual and potential conflicts of interest with ILPT’s related parties, including its managing trustees, RMR and others affiliated with them; acts of terrorism, outbreaks or continuation of pandemics or other public health safety events or conditions, war or other hostilities, supply chain disruptions, global climate change or other manmade or natural disasters beyond ILPT's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in ILPT’s periodic filings. The information contained in ILPT’s filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in ILPT’s periodic reports, or incorporated therein, identifies important factors that could cause differences from ILPT’s forward-looking statements in this presentation. ILPT’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon ILPT’s forward-looking statements. Except as required by law, ILPT does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that ILPT obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on ILPT’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. ILPT believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although ILPT is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, (1) all data presented are as of or for the three months ended March 31, 2024, and (2) references to “weighted average” mean a weighted average by annualized rental revenues. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including FFO and Normalized FFO Attributable to Common Shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in an Appendix hereto. Please refer to Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD LOOKING STATEMENTS, DISCLAIMERS AND NON-GAAP FINANCIAL MEASURES

3 INDUSTRIAL LOGISTICS PROPERTIES TRUST 3 U.S. REIT with 411 Industrial & Logistics Properties ILPT AT A GLANCE Industrial Logistics Properties Trust (Nasdaq: ILPT) is a REIT focused on owning and leasing high quality distribution and logistics properties. More than 75% of ILPT’s annualized rental revenues are derived from investment grade tenants, tenants that are subsidiaries of investment grade rated entities or Hawaii land leases. $128 Million Cash on Hand (excluding restricted cash) 60 Million Rentable Square Feet Located in 39 States 8 Years of Weighted Average Remaining Lease Term (by annualized revenue) 28% Annualized Rental Revenues from Properties in Hawaii 99% Occupancy 2027 Next Debt Maturity Date (including Extension Options)

4 INDUSTRIAL LOGISTICS PROPERTIES TRUST HI, 28.0% OH, 7.1% IN, 5.7% SC, 5.7% GA, 4.8% FL, 5.1% TX, 4.3% NJ, 3.3% TN, 2.9% NC, 2.3% 29 Other States, 30.8% GEOGRAPHIC DIVERSITY WITH A UNIQUE HAWAIIAN FOOTPRINT Location and Number of Properties Geographic Mix of Total Annualized Rental Revenues • 185 industrial and logistics properties located in 38 states. • 43.2 million rentable square feet that is 99% leased with a 6.0 year WALT (by annualized rental revenues). • Accounts for 72% of annualized rental revenues. • Leases are generally triple net and typically include fixed rent increases. • Tenants have invested significantly in improvements. • 226 well-located properties near Oahu’s prime CBD. • 16.7 million rentable square feet that is 99% leased with a 13.1 year WALT (by annualized rental revenues). • Accounts for 28% of annualized rental revenues. • Leases are primarily ground leases and typically include fixed rent increases or periodic rent resets to fair market value. • Location and scarcity of land continues to drive portfolio value. Mainland Properties Hawaii Properties 226

5 INDUSTRIAL LOGISTICS PROPERTIES TRUST RECENT BUSINESS HIGHLIGHTS Full Year 2023 5 Q1 2024 (1) Reflects change from the year-ago period. Full Year 2022 Same Property Cash Basis NOI (1) Rental Rates (1) Leasing Activity (Sq. Ft.) +1.0% +47.3% Leasing Activity WALT (by Sq. Ft.) 14.6 years Same Property NOI (1) +2.6% 7,581,000 +2.3% +38.3% 6.2 years 1,981,000 +3.3% +2.0% +4.5% 5,402,000 +20.5% 7.5 years

DEBT SUMMARY ILPT Secured Floating Rate Debt $1.2B Mountain JV Secured Floating Rate Debt $1.4B Secured Fixed Rate Debt $1.7B $1,235.0 $1,400.0 $13.7 $18.8 $19.5 $20.2 $21.0 $1,593.3 2024 2025 2026 2027 2028 Thereafter Secured fixed rate debt Secured floating rate debt of consolidated joint venture Secured floating rate debt INDUSTRIAL LOGISTICS PROPERTIES TRUST Key Facts Debt Maturity Estimated Quarterly Interest Expense Run-Rate Total Consolidated Debt • Total consolidated debt of $4.3 billion. • Weighted average debt maturity term of 4.7 years, including extension options. • No debt maturities until 2027, including extension options. • Weighted average interest rate on debt of 5.4%. • Consolidated net debt to annualized Adjusted EBITDAre of 12.1x. ($ in Millions) ($ in Millions) (1) Cash Interest Expense (3) $ 58.2 Non-Cash Interest Expense 15.5 Total Estimated Quarterly Interest Expense Run-Rate $ 73.7 (2) 6 (1) In March 2024, Mountain JV exercised the first of its three, one year options to extend the maturity date of its secured floating rate loan. (2) This secured floating rate loan matures in October 2024, subject to three, one year extension options. (3) Assuming short term interest rates remain at or above the strike rate on existing interest rate caps.

INDUSTRIAL LOGISTICS PROPERTIES TRUST SELECT PORTFOLIO PROPERTIES 309 Dulty’s Lane Burlington, NJ 633,836 Square Feet ILPT Ownership: 100% INDUSTRIAL LOGISTICS PROPERTIES TRUST 725 Darlington Avenue Mahwah, NJ 167,424 Square Feet ILPT Ownership: 100% 13509 Waterworks Street Jacksonville, FL 304,859 Square Feet ILPT Ownership: 100% 5300 Centerpoint Parkway Groveport, OH 581,342 Square Feet ILPT Ownership: 100%

8 INDUSTRIAL LOGISTICS PROPERTIES TRUST Warehouse & Distribution: 66% Ground Lease: 28% Light Manufacturing: 6% HIGH QUALITY INDUSTRIAL PROPERTIES Tenant Industry Type % of Portfolio Property Type by % of Total Annualized Rental Revenues Transportation & Shipping 37.3% Automotive 9.1% Construction & Building Materials 8.5% Food and Beverage 8.4% E-Commerce 7.4% Real Estate & Financial 4.9% Wholesale Trade 4.7% Commercial & Electronic Equipment 2.8% Manufacturing 2.4% Energy 2.2% Paper & Packaging 1.6% Technology & Communications 1.6% Furniture 1.5% Other 7.6% Total 100% Industrial properties anchored by tenants with strong business profiles in thriving industries.

9 INDUSTRIAL LOGISTICS PROPERTIES TRUST STRONG CREDIT PROFILE ACROSS SECTORS 77% of annualized rental revenues are derived from investment grade tenants/subsidiaries or from secure Hawaii land leases. Tenant Credit Characteristics % of Total Annualized Rental Revenues Other Unrated or Non-IGR Other Leased Hawaii Lands Investment Grade Rated: 18% Subsidiaries of Investment Grade Rated Parent Entities: 38% Other Leased Hawaii Lands: 21% Other Unrated or Non-Investment Grade: 23% Top 10 Tenants % of Total Annualized Rental Revenues 1 FedEx Corporation 28.9% 2 Amazon.com, Inc. 6.7% 3 The Home Depot, Inc. 2.2% 4 American Tire Distributors, Inc. 1.6% 5 UPS 1.5% 6 Restoration Hardware, Inc. 1.5% 7 Servco Pacific, Inc. 1.4% 8 Par Pacific Holdings Inc. 1.2% 9 DHL Group 1.2% 10 TD SYNNEX Corporation 1.1% Total 47.3%

10 INDUSTRIAL LOGISTICS PROPERTIES TRUST Mountain Industrial JV (2) Consolidated ILPT (1) 61% Ownership 94 Properties 99.2% Occupancy $32.8M NOI $31.5M Cash Basis NOI $30.1M Adjusted EBITDAre $3.2B Total Gross Assets (1) Excludes one consolidated mainland property containing approximately 64,000 rentable square feet located in New Jersey in which ILPT has a 67% ownership interest attributable to common shareholders. (2) Amounts reflect 100% ownership interest of this joint venture, not ILPT’s proportionate share thereof. (3) Rental Rates based on weighted average by square feet. PORTFOLIO Q1 2024 RESULTS $1.7B Total Debt (Principal) Mainland Properties 90 Properties 98.9% Occupancy $29.6M NOI $28.7M Cash Basis NOI $27.3M Adjusted EBITDAre $1.8B Total Gross Assets $1.7B Total Debt (Principal) Hawaii Properties 226 Properties 99.0% Occupancy $23.4M NOI $21.8M Cash Basis NOI $22.5M Adjusted EBITDAre $727.4M Total Gross Assets $862.9M Total Debt (Principal) 100% Ownership $10.5M Normalized FFO -$3.6M Normalized FFO -$0.3M Normalized FFO 389,000 SF Leasing Activity +29.2% Rental Rates (3) 945,000 SF Leasing Activity +72.6% Rental Rates (3) 647,000 SF Leasing Activity +9.0% Rental Rates (3) 10

1,143 1,534 1,981 15.1% 19.7% 38.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 0.0 500.0 1,000.0 1,500.0 2,000.0 2,500.0 Q1 2023 Q4 2023 Q1 2024 Total Leasing (Sq. Ft.) Rent Roll-Up PROACTIVE ASSET MANAGEMENT AND LEASING Leasing Activity Square Footage in thousands INDUSTRIAL LOGISTICS PROPERTIES TRUST ILPT has executed nearly two million square feet of leasing during the first quarter and has a strong leasing pipeline demonstrating continued demand for its high quality portfolio. 11 41 Transactions 7.5 Million Total Square Feet Leasing Pipeline 858,000 Square feet in advanced stages of negotiation

LEASE EXPIRATIONS AND RENT RESETS BY INVESTMENT PORTFOLIO INDUSTRIAL LOGISTICS PROPERTIES TRUST 12 Hawaii Property Expirations and Resets % of Total ILPT Annualized Rental Revenues Mountain Joint Venture Expirations % of Total ILPT Annualized Rental Revenues Wholly Owned Mainland Property Expirations % of Total ILPT Annualized Rental Revenues Total Consolidated Portfolio Expirations and Resets % of Total ILPT Annualized Rental Revenues 2.7% 3.1% 3.1% 5.6% 3.9% 2024 2025 2026 2027 2028 0.5% 2.7% 2.4% 5.0% 4.0% 2024 2025 2026 2027 2028 1.4% 0.5% 1.4% 1.7% 2.4% 2024 2025 2026 2027 2028 Hawaii Expirations Hawaii Resets 4.6% 6.3% 6.9% 12.3% 10.3% 2024 2025 2026 2027 2028 Total Mainland Lease Expirations Total Hawaii Expirations and Resets

13 INDUSTRIAL LOGISTICS PROPERTIES TRUST RMR’s Operations Include: National Multi-Sector Investment Platform INDUSTRIAL SENIOR LIVING MEDICAL OFFICE LIFE SCIENCE HOTELS SERVICE RETAIL OFFICE RMR Managed Companies Over 20,000 Employees Approximately 2,100 Properties More than $5 billion in Annual Revenues Over $41 billion in AUM Over 1,100 CRE Professionals More than 35 Offices Nationwide Financial Services: Real Estate Services: Business Services: Accounting Acquisitions/ Dispositions Administration Capital Markets Asset Management Human Resources Compliance/ Audit Construction/ Development Information Technology (IT) Finance/Planning Engineering Investor Relations Treasury Leasing Marketing Tax Property Management Legal/ Risk Management MANAGED BY THE RMR GROUP, AN ALTERNATIVE ASSET MANAGER The RMR Group RESIDENTIAL

14 INDUSTRIAL LOGISTICS PROPERTIES TRUST • Base business management fee: 0.5% multiplied by the lower of (i) gross historical cost of real estate or (ii) average market cap. (1) • Property management fees: 3% of gross collected rents and 5% of construction costs. • Incentive management fee: 12% of the positive outperformance of ILPT’s total return per share compared to the MSCI U.S. REIT/Industrial REIT Index over a three year period multiplied by equity market capitalization.(2) (Note: We do not get paid if we outperform the index.) (1) The first $250 million of the base business management fee calculation is subject to a fee of 0.7%. Market cap includes equity market capitalization plus debt. (2) The measurement periods are generally three year periods ending with the year for which the incentive management fee is being calculated. • If ILPT's market cap is less than its historical cost of real estate and ILPT's stock price increases, base management fees to RMR increase to a maximum of 50 bps of the historical cost of real estate.(1) • If ILPT's market cap is less than its historical cost of real estate and ILPT's stock price decreases, base management fees to RMR decrease.(1) • Incentive fee structure keeps RMR focused on increasing total shareholder return. • Members of RMR senior management are holders of ILPT stock, some subject to long term lock up agreements. • ILPT shareholders have visibility into RMR, a publicly traded company. • ILPT benefits from RMR’s national footprint and economies of scale of a $41 billion platform. Key Terms of Management Agreements MANAGEMENT ALIGNED WITH SHAREHOLDER INTERESTS Alignment of Interests

15 INDUSTRIAL LOGISTICS PROPERTIES TRUST A WINNING TRADITION To find out more about RMR’s highlights, insights and accomplishments, please visit The RMR Group’s Annual Sustainability Report. EPA’S 2024 ENERGY STAR® Partner of the Year. 88 properties with EPA ENERGY STAR certifications 70 properties with BOMA designations. 87 properties with LEED designations RMR SUSTAINABILITY Ranked Boston Globe’s Top Places to Work 2020, 2021, 2022, 2023 Women on Boards; Winning Organization 2020 Fortune Magazine’s Fastest Growing Companies ranked 75th 2019 RMR RECOGNITION 2024 ENERGY STAR® Partner of the Year Award 2018, 2019, 2020, 2021, 2022, 2023, 2024 Boston Business Journal Middle Market Leaders 2020, 2021, 2023, 2024 Top Commercial Property Management Firms ranked 8th 2023

16 INDUSTRIAL LOGISTICS PROPERTIES TRUST APPENDIX 725 Darlington Avenue Mahwah, NJ 167,424 Square Feet ILPT Ownership: 100% 16

INDUSTRIAL LOGISTICS PROPERTIES TRUST

# SELECTED FINANCIAL INFORMATION

*(dollars in thousands, except per share data)*

| | As of and for the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 3/31/2023 |
| **Selected Income Statement Data:** | | | | | |
| Rental income | $ 112,235 | $ 108,895 | $ 110,142 | $ 108,043 | $ 110,258 |
| Net loss | $ (33,902) | $ (41,402) | $ (36,191) | $ (36,580) | $ (35,546) |
| Net loss attributable to common shareholders | $ (23,403) | $ (31,240) | $ (26,112) | $ (25,828) | $ (24,809) |
| NOI | $ 86,052 | $ 84,887 | $ 85,309 | $ 84,424 | $ 84,473 |
| Cash Basis NOI | $ 82,196 | $ 81,453 | $ 81,643 | $ 80,827 | $ 80,441 |
| Adjusted EBITDAre | $ 84,400 | $ 83,072 | $ 83,194 | $ 81,331 | $ 80,712 |
| FFO attributable to common shareholders | $ 9,450 | $ 7,799 | $ 7,945 | $ 7,375 | $ 7,916 |
| Normalized FFO attributable to common shareholders | $ 9,450 | $ 8,086 | $ 7,945 | $ 7,594 | $ 7,916 |
| CAD attributable to common shareholders | $ 11,928 | $ 8,948 | $ 10,505 | $ 9,803 | $ 10,182 |
| Rolling four quarter CAD attributable to common shareholders | $ 41,184 | $ 39,438 | $ 35,238 | $ 33,023 | $ 42,701 |
| | | | | | |
| **Per Common Share Data (basic and diluted):** | | | | | |
| Net loss attributable to common shareholders | $ (0.36) | $ (0.48) | $ (0.40) | $ (0.40) | $ (0.38) |
| FFO attributable to common shareholders | $ 0.14 | $ 0.12 | $ 0.12 | $ 0.11 | $ 0.12 |
| Normalized FFO attributable to common shareholders | $ 0.14 | $ 0.12 | $ 0.12 | $ 0.12 | $ 0.12 |
| CAD attributable to common shareholders | $ 0.18 | $ 0.14 | $ 0.16 | $ 0.15 | $ 0.16 |
| Rolling four quarter CAD attributable to common shareholders | $ 0.63 | $ 0.60 | $ 0.54 | $ 0.51 | $ 0.65 |
| | | | | | |
| **Dividends:** | | | | | |
| Annualized dividends paid per share | $ 0.04 | $ 0.04 | $ 0.04 | $ 0.04 | $ 0.04 |
| Annualized dividend yield (at end of period) | 0.9% | 0.9% | 1.4% | 1.2% | 1.3% |
| Annualized Normalized FFO attributable to common shareholders payout ratio | 7.1% | 8.3% | 8.3% | 8.3% | 8.3% |
| CAD attributable to common shareholders payout ratio | 5.6% | 7.1% | 6.3% | 6.7% | 6.3% |
| Rolling four quarter CAD attributable to common shareholders payout ratio | 6.3% | 6.7% | 7.4% | 7.8% | 6.2% |
| | | | | | |
| **Selected Balance Sheet Data:** | | | | | |
| Total gross assets | $ 5,956,536 | $ 5,961,129 | $6,000,494 | $5,997,715 | $5,939,557 |
| Total assets | $ 5,527,569 | $ 5,563,675 | $5,634,315 | $5,662,080 | $5,634,976 |
| Total liabilities | $ 4,405,069 | $ 4,401,896 | $4,416,177 | $4,400,791 | $4,348,801 |
| Total equity | $ 1,122,500 | $ 1,161,779 | $1,218,138 | $1,261,289 | $1,286,175 |

17

INDUSTRIAL LOGISTICS PROPERTIES TRUST

# CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

*(dollars in thousands)*

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 3/31/2023 |
| **Calculation of NOI and Cash Basis NOI:** | | | | | |
| Rental income | $ 112,235 | $ 108,895 | $ 110,142 | $ 108,043 | $ 110,258 |
| Real estate taxes | (15,861) | (13,560) | (14,926) | (15,100) | (16,467) |
| Other operating expenses | (10,322) | (10,448) | (9,907) | (8,519) | (9,318) |
| NOI | 86,052 | 84,887 | 85,309 | 84,424 | 84,473 |
| Non-cash straight line rent adjustments included in rental income | (3,489) | (3,068) | (3,414) | (3,355) | (3,762) |
| Lease value amortization included in rental income | (367) | (366) | (252) | (242) | (270) |
| Cash Basis NOI | $ 82,196 | $ 81,453 | $ 81,643 | $ 80,827 | $ 80,441 |
| | | | | | |
| **Reconciliation of net loss to NOI and Cash Basis NOI:** | | | | | |
| Net loss | $ (33,902) | $ (41,402) | $ (36,191) | $ (36,580) | $ (35,546) |
| Equity in (earnings) losses of unconsolidated joint venture | (1,723) | 6,521 | (719) | (2,743) | (3,961) |
| Income tax expense (benefit) | 33 | (9) | 51 | 45 | 17 |
| Loss before income taxes and equity in earnings of unconsolidated joint venture | (35,592) | (34,890) | (36,859) | (39,278) | (39,490) |
| Loss on early extinguishment of debt | – | – | – | 359 | – |
| (Gain) loss on sale of real estate | – | (2,684) | – | – | 974 |
| Interest expense | 73,230 | 72,979 | 72,941 | 71,846 | 70,771 |
| Interest and other income | (2,852) | (2,571) | (2,397) | (1,797) | (1,146) |
| (Recovery) loss on impairment of real estate | – | (98) | – | 254 | – |
| Acquisition and other transaction related costs | – | 287 | – | – | – |
| General and administrative | 7,689 | 7,414 | 7,712 | 8,131 | 7,907 |
| Depreciation and amortization | 43,577 | 44,450 | 43,912 | 44,909 | 45,457 |
| NOI | 86,052 | 84,887 | 85,309 | 84,424 | 84,473 |
| Non-cash straight line rent adjustments included in rental income | (3,489) | (3,068) | (3,414) | (3,355) | (3,762) |
| Lease value amortization included in rental income | (367) | (366) | (252) | (242) | (270) |
| Cash Basis NOI | $ 82,196 | $ 81,453 | $ 81,643 | $ 80,827 | $ 80,441 |

18

19 INDUSTRIAL LOGISTICS PROPERTIES TRUST RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI (dollars in thousands) For the Three Months Ended March 31, 2024 2023 Reconciliation of NOI to Same Property NOI: Rental income $ 112,235 $ 110,258 Real estate taxes (15,861) (16,467) Other operating expenses (10,322) (9,318) NOI 86,052 84,473 Less: NOI of properties not included in same property results 33 (46) Same property NOI $ 86,085 $ 84,427 Calculation of Same Property Cash Basis NOI: Same property NOI $ 86,085 $ 84,427 Less: Non-cash straight line rent adjustments included in rental income (3,489) (3,762) Lease value amortization included in rental income (367) (270) Same property Cash Basis NOI $ 82,229 $ 80,395

20 INDUSTRIAL LOGISTICS PROPERTIES TRUST CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) Amounts represent equity based compensation to ILPT's trustees and officers and certain other employees of RMR. (dollars in thousands) For the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Net loss $ (33,902) $ (41,402) $ (36,191) $ (36,580) $ (35,546) Plus: interest expense 73,230 72,979 72,941 71,846 70,771 Plus: income tax expense (benefit) 33 (9) 51 45 17 Plus: depreciation and amortization 43,577 44,450 43,912 44,909 45,457 EBITDA 82,938 76,018 80,713 80,220 80,699 (Recovery) loss on impairment of real estate — (98) — 254 — (Gain) loss on sale of real estate — (2,684) — — 974 Equity in (earnings) losses of unconsolidated joint venture (1,723) 6,521 (719) (2,743) (3,961) Share of EBITDAre from unconsolidated joint venture 2,846 2,717 2,724 2,674 2,613 EBITDAre 84,061 82,474 82,718 80,405 80,325 Plus: acquisition and other transaction related costs — 287 — — — Plus: general and administrative expense paid in common shares (1) 339 311 476 567 387 Plus: loss on early extinguishment of debt — — — 359 — Adjusted EBITDAre $ 84,400 $ 83,072 $ 83,194 $ 81,331 $ 80,712

21 INDUSTRIAL LOGISTICS PROPERTIES TRUST For the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Net loss attributable to common shareholders $ (23,403) $ (31,240) $ (26,112) $ (25,828) $ (24,809) Equity in (earnings) losses of unconsolidated joint venture (1,723) 6,521 (719) (2,743) (3,961) (Gain) loss on sale of real estate — (2,684) — — 974 (Recovery) loss on impairment of real estate — (98) — 254 — Depreciation and amortization 43,577 44,450 43,912 44,909 45,457 Share of FFO from unconsolidated joint venture 1,459 1,367 1,446 1,502 1,468 FFO adjustments attributable to noncontrolling interest (10,460) (10,517) (10,582) (10,719) (11,213) FFO attributable to common shareholders 9,450 7,799 7,945 7,375 7,916 Loss on early extinguishment of debt — — — 359 — Acquisition, transaction related and certain other financing costs — 287 — — — Normalized FFO adjustments attributable to noncontrolling interest — — — (140) — Normalized FFO attributable to common shareholders $ 9,450 $ 8,086 $ 7,945 $ 7,594 $ 7,916 CALCULATION OF FFO, NORMALIZED FFO AND CAD (dollars in thousands)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

# CALCULATION OF FFO, NORMALIZED FFO AND CAD (CONTINUED)

| *(dollars and shares in thousands, except per share data)* | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 3/31/2023 |
| Normalized FFO attributable to common shareholders | $ 9,450 | $ 8,086 | $ 7,945 | $ 7,594 | $ 7,916 |
| Plus (minus): Non-cash interest expense | 13,859 | 12,883 | 12,884 | 12,861 | 12,853 |
| Non-cash revenues | (3,856) | (3,434) | (3,666) | (3,597) | (4,032) |
| General and administrative expense paid in common shares [(1)] | 339 | 311 | 476 | 567 | 387 |
| Recurring capital expenditures | (3,373) | (5,025) | (3,961) | (3,781) | (2,410) |
| Principal amortization | (4,466) | (4,425) | (4,385) | (5,168) | (5,530) |
| Share of Normalized FFO from unconsolidated joint venture | (1,459) | (1,367) | (1,446) | (1,502) | (1,468) |
| Distributions from unconsolidated joint venture | 990 | 990 | 990 | 990 | 990 |
| CAD adjustments attributable to noncontrolling interest | 444 | 929 | 1,668 | 1,839 | 1,476 |
| CAD attributable to common shareholders | $ 11,298 | $ 8,948 | $ 10,505 | $ 9,803 | $ 10,182 |
| Weighted average common shares outstanding (basic and diluted) | 65,556 | 65,551 | 65,448 | 65,369 | 65,309 |
| **Per Common Share Data (basic and diluted):** | | | | | |
| Net loss attributable to common shareholders | $ (0.36) | $ (0.48) | $ (0.40) | $ (0.40) | $ (0.38) |
| FFO attributable to common shareholders | $ 0.14 | $ 0.12 | $ 0.12 | $ 0.11 | $ 0.12 |
| Normalized FFO attributable to common shareholders | $ 0.14 | $ 0.12 | $ 0.12 | $ 0.12 | $ 0.12 |
| CAD attributable to common shareholders | $ 0.18 | $ 0.14 | $ 0.16 | $ 0.15 | $ 0.16 |

(1) Amounts represent equity based compensation to ILPT's trustees and officers and certain other employees of RMR.

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INDUSTRIAL LOGISTICS PROPERTIES TRUST

# KEY FINANCIAL DATA BY INVESTMENT PORTFOLIO

*(dollars and sq. ft in thousands, except per sq. ft.)*

| | As of and for the Three Months Ended March 31, 2024 | | | | | |
|---|---|---|---|---|---|---|
| | ILPT Wholly Owned Properties | | | | | |
| | Mainland | Hawaii | Total | Mountain Industrial REIT LLC (1) | Other (2) | ILPT Consolidated |
| Ownership % | 100% | 100% | 100% | 61% | | |
| Properties | 90 | 226 | 316 | 94 | 1 | 411 |
| Sq. ft. | 22,119 | 16,729 | 38,848 | 20,981 | 64 | 59,893 |
| Occupancy % | 98.9% | 99.0% | 98.9% | 99.2% | 100.0% | 99.0% |
| **Selected Balance Sheet Data:** | | | | | | |
| Total gross assets | $ 1,814,875 | $ 727,437 | $ 2,542,312 | $ 3,154,781 | $ 259,443 | $ 5,956,536 |
| Total debt (principal) | $ 1,722,070 | $ 862,930 | $ 2,585,000 | $ 1,736,478 | $ – | $ 4,321,478 |
| **Selected Income Statement Data:** | | | | | | |
| Rental income | $ 37,987 | $ 31,447 | $ 69,434 | $ 42,363 | $ 438 | $ 112,235 |
| Net (loss) income | $ (19,559) | $ 9,776 | $ (9,783) | $ (26,953) | $ 2,834 | $ (33,902) |
| Net (loss) income attributable to common shareholders | $ (19,559) | $ 9,776 | $ (9,783) | $ (16,443) | $ 2,823 | $ (23,403) |
| NOI | $ 29,622 | $ 23,433 | $ 53,055 | $ 32,792 | $ 205 | $ 86,052 |
| Cash Basis NOI | $ 28,661 | $ 21,844 | $ 50,505 | $ 31,486 | $ 205 | $ 82,196 |
| Adjusted EBITDAre | $ 27,285 | $ 22,493 | $ 49,778 | $ 30,147 | $ 4,475 | $ 84,400 |
| Normalized FFO attributable to common shareholders | $ (3,565) | $ 10,506 | $ 6,941 | $ (166) | $ 2,675 | $ 9,450 |
| CAD attributable to common shareholders | $ 952 | $ 9,292 | $ 10,244 | $ (855) | $ 2,539 | $ 11,928 |
| **Key Ratios:** | | | | | | |
| Annualized Cash Basis NOI / total gross assets | 6.3% | 12.0% | 7.9% | 4.0% | | 5.5% |
| Net debt / annualized Adjusted EBITDAre | 15.8x | 9.6x | 13.0x | 13.5x | | 12.1x |
| **Select Quarterly Leasing Activity:** | | | | | | |
| Leasing activity (sq. ft.): | 945 | 389 | 1,334 | 647 | – | 1,981 |
| % change in GAAP rent (weighted average by sq. ft.): | 72.6% | 29.2% | 49.5% | 9.0% | n/m | 38.3% |
| Weighted average lease term by sq. ft. (years): | 5.2 | 13.2 | 8.1 | 4.8 | – | 6.2 |

n/m – not meaningful

(1) With the exception of measures attributable to common shareholders, amounts shown reflect 100% ownership interest of this joint venture, not ILPT's proportionate share thereof. Amounts presented are derived from GAAP information and may not be comparable to amounts reflected in this joint venture's standalone financial information.

(2) Other includes: 100% of the ownership interest of one consolidated mainland property containing approximately 64,000 rentable square feet located in New Jersey in which ILPT has a 67% ownership interest attributable to common shareholders; any corporate assets and liabilities including ILPT's equity investment in its unconsolidated joint venture; and adjustments to remove the noncontrolling interest of Mountain JV from the balance sheet and income statement data.

23

24 INDUSTRIAL LOGISTICS PROPERTIES TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures: ILPT presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, same property NOI, Cash Basis NOI and same property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of ILPT's operating performance or as measures of its liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in ILPT's condensed consolidated statements of income (loss). ILPT considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. ILPT believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of its operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of ILPT's properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net loss in order to provide results that are more closely related to ILPT's property level results of operations. ILPT calculates NOI and Cash Basis NOI as shown on page 18 and same property NOI and same property Cash Basis NOI as shown on page 19. ILPT defines NOI as income from its rental of real estate less its property operating expenses. NOI excludes depreciation and amortization expense. ILPT defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. ILPT uses NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. ILPT calculates same property NOI and same property Cash Basis NOI in the same manner that it calculates the corresponding NOI and Cash Basis NOI amounts, except that ILPT only includes same properties in calculating same property NOI and same property Cash Basis NOI. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than ILPT does. FFO and Normalized FFO Attributable to Common Shareholders: ILPT calculates funds from operations, or FFO, attributable to common shareholders and normalized funds from operations, or Normalized FFO attributable to common shareholders as shown on page 21. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net loss attributable to common shareholders, calculated in accordance with GAAP, excluding recovery or loss on impairment of real estate, any gain or loss on sale of real estate, equity in earnings of unconsolidated joint venture, plus real estate depreciation and amortization of properties and ILPT's proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to ILPT. In calculating Normalized FFO attributable to common shareholders, ILPT adjusts for certain non-recurring items shown on page 21 including adjustments for such items related to the unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by ILPT's Board of Trustees when determining the amount of distributions to its shareholders. Other factors include, but are not limited to, requirements to maintain ILPT's qualification for taxation as a REIT, limitations in the agreements governing its debt, the availability to ILPT of debt and equity capital, its distribution rate as a percentage of the trading price of ILPT's common shares, or dividend yield, and ILPT's dividend yield compared to the dividend yields of other industrial REITs, ILPT's expectation of its future capital requirements and operating performance and its expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than ILPT does. EBITDA, EBITDAre and Adjusted EBITDAre: ILPT calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 20. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including ILPT's proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in losses or earnings of unconsolidated joint venture, recovery or loss on impairment of real estate, as well as certain other adjustments currently not applicable to ILPT. In calculating Adjusted EBITDAre, ILPT adjusts for the items shown on page 20. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than ILPT does. Cash Available for Distribution: ILPT calculates cash available for distribution, or CAD, as shown on page 22. ILPT defines CAD as Normalized FFO minus ILPT's proportionate share of Normalized FFO of unconsolidated joint venture properties, plus operating cash flow distributions received from ILPT's unconsolidated joint venture, recurringreal estate related capital expenditures, adjustments for other non-cash and nonrecurring items, certain amounts excluded from Normalized FFO but settled in cash, less CAD adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to ILPT. CAD is among the factors considered by ILPT's Board of Trustees when determining the amount of distributions to ILPT's shareholders. Other real estate companies and REITs may calculate CAD differently than ILPT does.

25 INDUSTRIAL LOGISTICS PROPERTIES TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Certain Definitions: Annualized rental revenues: Annualized rental revenues is the annualized contractual base rents from ILPT's tenants pursuant to its lease agreements as of the measurement date, including straight line rent adjustments and estimated recurring expense reimbursements to be paid to ILPT, and excluding lease value amortization. GAAP: GAAP refers to U.S. generally accepted accounting principles. ILPT Ownership: References to ILPT's percentage ownership of properties owned by its joint ventures reflect ILPT's ownership percentage of the joint venture. ILPT Wholly Owned Properties: ILPT Wholly Owned Properties is comprised of 316 properties that are wholly owned by ILPT, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, HI, or the Hawaii Portfolio, and 90 properties containing approximately 22.1 million rentable square feet located in 34 other states, or the Mainland Portfolio. Information included in this presentation with respect to the Mainland Portfolio and the Hawaii Portfolio include certain allocations of interest expense on debts secured by properties in each portfolio and of general and administrative expense based upon gross asset value of properties in each portfolio. ILPT believes the information presented for these portfolios is useful to investors to provide insight into the financial performance of these portfolios. Mountain JV: Mountain Industrial REIT LLC, or Mountain JV, owns 94 mainland properties containing approximately 21.0 million rentable square feet located in 27 states. ILPT owns a 61% equity interest in this joint venture. ILPT consolidates 100% of this joint venture in its financial statements in accordance with GAAP. Net debt: Net debt is the total outstanding principal of ILPT's debt less cash and cash equivalents and restricted cash and cash equivalents. Non-cash interest expense: Non-cash interest expense includes the amortization of debt discounts premiums, issuance costs and interest rate caps. REIT: Real estate investment trust. Rental Rates: The average effective rental rates per square foot represents total rental income divided by the average rentable square feet leased during the periods specified for our properties. Same property: For the three months ended March 31, 2024 and 2023, same property NOI and Cash Basis NOI are based on properties that ILPT owned as of March 31, 2024 and that it owned continuously since January 1, 2023, and exclude properties owned by an unconsolidated joint venture. Total gross assets: Total gross assets is total assets plus accumulated depreciation. WALT: Weighted average lease term.

INDUSTRIAL LOGISTICS PROPERTIES TRUST 309 Dulty’s Lane Burlington, NJ 633,836 Square Feet ILPT Ownership: 100% June 2024 INVESTOR PRESENTATION Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458 ILPTREIT.COM